American Century Investment Trust (ACIT) and American Century Capital
Portfolios, Inc. (ACCP)

PROSPECTUS SUPPLEMENT

Supplement dated April 1, 2002 * Investor Class, Advisor Class and C Class
Prospectuses dated July 1, 2001, and December 3, 2001 (ACIT); and
August 1, 2001 (ACCP)

The following replaces the chart and footnotes captioned Minimum Initial
Investment Amounts in the section on Investing with American Century.

MINIMUM INITIAL INVESTMENT AMOUNTS(1)

To open an account, the minimum investments are:
----------------------------------------------------------------------
Individual or Joint                                   $2,500

Traditional IRA                                       $1,000(1)

Roth IRA                                              $1,000(1)

Coverdell Education Savings Account (CESA)(2)         $2,000

UGMA/UTMA                                             $2,500

403(b)                                                $1,000(3)

Qualified Retirement Plans                            $2,500(4)

1 Effective May 1, 2002, the minimum initial investment amounts for traditional and Roth IRAs will be raised to $2,500.

2 Formerly Education IRA.

3 For each fund you select for your 403(b) plan, American Century will waive the fund minimum if you make a contribution of at least $50 a month. If your contribution is less than $50 a month, you may make only one fund choice.

4 The minimum initial investment requirements may be different for some types of retirement accounts.

SH-SPL-28941 0203